UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event reported):
June 10, 2021 (June 8, 2021)
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National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 001-38257

Delaware		46-4841717
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

2435 Commerce Ave.
Building 2200		30096
Duluth,	Georgia	(Zip Code)
(Address of principal executive offices)
(770) 822‑3600
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.42
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EYE	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 8, 2021, National Vision Holdings, Inc. (“National Vision” or the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). As discussed under Item 5.07 of this Current Report on Form 8-K, the stockholders of the Company approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to (1) eliminate the classified structure of the Board of Directors of the Company (the “Board”), and (2) eliminate supermajority voting requirements and other obsolete provisions set forth therein (collectively, the “Charter Amendments”). The full text of the Amendments were set forth in the Company’s definitive proxy statement on Schedule 14A filed on April 30, 2021 with the Securities and Exchange Commission (the “2021 Proxy Statement”).
In connection with the foregoing, and as described in the 2021 Proxy Statement, the Board also approved corresponding amendments (the “Bylaw Amendments”) to the Company’s Second Amended and Restated Bylaws (the “Bylaws”).
The Board approved the amendment and restatement of the Charter and the Bylaws to give effect to the Charter Amendments and the Bylaw Amendments. The full text of the amended and restated Charter and Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by this reference. The Charter Amendments became effective upon the Company’s filing of a Certificate of Amendment to the Charter with the Delaware Secretary of State on June 8, 2021 and the amended and restated Bylaws were effective thereafter. The amended and restated Charter became effective upon the filing thereof with the Secretary of State of the State of Delaware.
Item 5.07 Submission of Matters to a Vote of Security Holders
The matters submitted to stockholders at the Annual Meeting and the voting results are as follows:
Proposal 1: Election of Directors
Stockholders elected three Class I director nominees to hold office for terms expiring at the 2024 annual meeting of stockholders and until his or her successor is duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
L. Reade Fahs	77,563,072	289,396	837,467
Susan Somersille Johnson	76,057,789	1,794,679	837,467
Naomi Kelman	77,562,023	290,445	837,467

Proposal 2: Amendment to Eliminate the Classified Structure of the Board of Directors

Stockholders approved the management proposal to amend the Company’s certificate of incorporation to eliminate the classified structure of the Board of Directors of the Company.

For	Against	Abstained	Broker Non-Votes
77,838,501	3,515	10,452	837,467

Proposal 3: Amendment to Eliminate Supermajority Voting Standards and Other Obsolete Provisions

Stockholders approved the management proposal to amend the Company’s certificate of incorporation to eliminate the supermajority voting standards and other obsolete provisions.

For	Against	Abstained	Broker Non-Votes
77,838,344	3,535	10,589	837,467

Proposal 4: Advisory Vote on Executive Compensation

Stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers.

For	Against	Abstained	Broker Non-Votes
75,824,785	1,900,176	127,507	837,467

Proposal 5: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021.

For	Against	Abstained	Broker Non-Votes
78,447,227	227,999	14,709	0

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.
See the Exhibit Index immediately preceding the signature page hereto, which is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation of National Vision Holdings, Inc.
3.2	Third Amended and Restated Bylaws of National Vision Holdings, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: June 10, 2021	By:	/s/ Jared Brandman
	Name:	Jared Brandman
	Title:	Senior Vice President, General Counsel and Secretary